Goldman Sachs Funds


STRATEGIC GROWTH FUND                            Annual Report  August 31, 1999


[GRAPHIC APPEARS HERE]                           Long-term capital growth


                                                 potential from a diversified


                                                 portfolio of equity securities






                                                                     -----------
                                                                     Goldman
                                                                     Sachs
                                                                     -----------

GOLDMAN SACHS STRATEGIC GROWTH FUND

    Market Overview

    Dear Shareholder,

    During the period under review, the ongoing strength of the U.S. economy surprised many experts, and amidst shifting preferences for equities, most sectors of the stock market produced solid returns.

           . U.S. Equities Performed Well, As Investors Proved the Value of Diversification -- As 1999 began, the market continued its ascent, due largely to a strong economy and low inflation. But the market rally was extremely narrow, as gains were mostly limited to a few very large growth companies and the technology sector. Then, in the second quarter, investors abruptly shifted gears -- taking renewed interest in economically sensitive, smaller-cap and value-oriented stocks. In recent months, the market has been hard to classify. In July, most sectors retreated, as concerns over inflation led to higher interest rates. As the reporting period ended, there were mixed signals on the inflation front, and some market sectors rebounded.


           . The U.S. Economy Continued To Move Forward -- A year ago, few experts would have predicted the robust growth we continue to see in the U.S. economy. During the fourth quarter of 1998, the Federal Reserve Board made the last of three interest rate cuts. The Fed's actions signaled its concerns over the economic crisis overseas, and its potential for triggering a meaningful slowdown of the U.S. economy in 1999. However, during the first quarter of the year, signs pointed to economies in Asia rebounding much faster than anticipated, and the U.S. economy resumed its march forward. While inflation had not been a concern for quite some time, several factors, including rising commodity prices and wages led the Federal Reserve to raise short-term rates toward the end of the reporting period. Looking ahead, it remains unclear whether additional rate hikes would be implemented.

           . Market Outlook: Short-Term Optimism -- We continue to have a generally positive outlook for U.S. stocks in the coming months. Corporate profits should remain healthy, and we would expect to see strong economic growth for the remainder of 1999. While inflation could be somewhat higher than in years past, it should remain moderate. There are several factors that could derail the stock market's record ascent. These include the Federal Reserve's interest rate stance, lower productivity gains, potentially higher labor costs, corporate profit margins and Y2K issues. Therefore, we encourage you to maintain a diversified portfolio and continue focusing on the longer-term.

              As always, we appreciate your support and we look forward to serving your investment needs in the years to come.

              Sincerely,

              /s/David B. Ford                  /s/John P. McNulty
              David B. Ford                     John P. McNulty
              Co-Head, Goldman Sachs            Co-Head, Goldman Sachs
              Asset Management                  Asset Management

              September 3, 1999

-----------------------
 .   not FDIC insured

 .   May Lose Value

 .   No Bank Guarantee
-----------------------

                                             GOLDMAN SACHS STRATEGIC GROWTH FUND


Fund Basics

as of August 31, 1999


                             Assets Under Management

                                  $22.1 Million

                               Number of Holdings

                                       67

                                 NASDAQ SYMBOLS

                                 Class A Shares

                                      GGRAX

                                 Class B Shares

                                      GSWBX

                                 Class C Shares

                                      GGRCX

                              Institutional Shares

                                      GSTIX

                                 Service Shares

                                      GSTSX


---------------------------------------------------------------------------------------------------------
   PERFORMANCE REVIEW
---------------------------------------------------------------------------------------------------------
   May 24, 1999-August 31, 1999       Fund Total Return (without sales charge)/1/        S&P 500 Index/2/
---------------------------------------------------------------------------------------------------------
   Class A                                             0.60%                                 -1.03%
   Class B                                             0.40                                  -1.03
   Class C                                             0.50                                  -1.03
   Institutional                                       0.70                                  -1.03
   Service                                             0.60                                  -1.03
---------------------------------------------------------------------------------------------------------

/1/ The net asset value represents the net assets of the Fund (ex-dividend) divided by the total number of shares. The Fund's performance assumes the reinvestment of dividends and other distributions..

/2/ The unmanaged S&P 500 Index (with dividends reinvested) figures do not reflect any fees or expenses. In addition, investors cannot invest directly in the Index.

---------------------------------------------------------------------------------------------------------
   STANDARDIZED TOTAL RETURNS/3/
---------------------------------------------------------------------------------------------------------
   For the period ended 6/30/99       Class A     Class B     Class C     Institutional     Service
---------------------------------------------------------------------------------------------------------
   Since Inception                     -0.47%      0.30%       4.30%          5.30%          5.30%
   (3/24/99)
---------------------------------------------------------------------------------------------------------

/3/ The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. These returns reflect a maximum initial sales charge of 5.5% for Class A shares and the assumed deferred sales charge for Class B shares (5% maximum declining to 0% after six years) and the assumed deferred sales charge for Class C shares (1% if redeemed within 12 months of purchase). Because Institutional and Service shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

---------------------------------------------------------------------------------------------------------
   TOP 10 HOLDINGS AS OF 8/31/99
---------------------------------------------------------------------------------------------------------
   Holding                             % of Total Net Assets            Line of Business
---------------------------------------------------------------------------------------------------------
   Microsoft Corp.                             4.0%                     Computer Software
   AT&T Corp.-Liberty Media Group              3.3                      Media
   AES Corp.                                   3.0                      Electrical Utilities
   Time Warner, Inc.                           2.9                      Media
   MediaOne Group, Inc.                        2.5                      Media
   Bristol-Myers Squibb Co.                    2.4                      Drugs
   Intel Corp.                                 2.4                      Semiconductors
   QUALCOMM, Inc.                              2.3                      Electronics Equipment
   Federal National Mortgage Association       2.2                      Financial Services
   Pfizer Inc.                                 2.1                      Drugs
---------------------------------------------------------------------------------------------------------

The top 10 holdings may not be representative of the Fund's future investments.

Total return figures represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced.

GOLDMAN SACHS STRATEGIC GROWTH FUND

   Performance Overview

   Dear Shareholder,


   It is a pleasure to welcome you as a shareholder in the Goldman Sachs Strategic Growth Fund. This annual report covers the brief period from May 24, 1999, the Fund's inception, through August 31, 1999.

         Performance Review

         Over the short time period covered by this report (May 24, 1999 through August 31, 1999), the Fund's A, B, C, Institutional and Service share classes generated cumulative total returns, without sales charges, of 0.60%, 0.40%, 0.50%, 0.70% and 0.60%, respectively. Over the same time period, the Fund's benchmark, the S&P 500 Index, generated a cumulative total return of-1.03%.

         Portfolio Composition

         The Strategic Growth Fund invests primarily in larger cap growth stocks. More specifically, we focus the portfolio on high quality growth companies with dominant market share, pricing control, recurring revenue streams, and free cash flow. This portfolio is more selective and focused than many mutual funds, as we anticipate typically holding between 55 to 65 holdings.

         Portfolio Highlights

    . AES Corp. -- The Fund's holding in AES Corp. was beneficial throughout the reporting period. AES is the leading developer, owner and operator of independent power plants and electric utilities worldwide. Early in the year the company was aided by receding fears of a global financial crisis. And, as investor sentiment shifted to more cyclical issues during the second quarter, AES was able to build on its strong performance record.

    . Microsoft Corp. -- The Fund's technology holdings have continued to perform strongly. Our strategy is to focus on technology companies that have dominant market share, long product lifecycles and recurring revenues. Our holding in Microsoft satisfies these criteria, and it has performed well for the Fund during this time period.

    . AT&T Corp.-Liberty Media Group -- AT&T Corp.-Liberty Media Group, a top holding for the Fund, posted solid gains as the market's excitement about the merger between Tele-Communications and AT&T drove performance. This merger resulted in the creation of a tracking stock company that is a part of AT&T. Liberty Media Group is a portfolio company that owns control or influential equity stakes in over 150 sports and general interest cable TV programmers around the world.

                                             GOLDMAN SACHS STRATEGIC GROWTH FUND

     Portfolio Outlook

     While we neither make nor rely on economic forecasts to make investment decisions, we are generally bullish on the U.S. economy. Over the last decade, global communication has increased, resulting from significant technological advances as well as a generally peaceful world political environment. We believe that this trend, combined with favorable demographic trends, will benefit U.S. companies over the long term. More fundamentally, though, we continue to focus on the core business characteristics which provide a foundation for long-term growth, such as strength of franchise, quality of management, and free cash flow, along with favorable demographic trends. We believe that the enduring competitive advantage of the companies we own -- based on the criteria mentioned above --will withstand even an uncertain market environment.


     Goldman Sachs Equity Investment Team

     New York
     September 3, 1999


GROWTH
INVESTMENT
PROCESS

Our approach to growth investing is based on a consistent style that has been applied over the past 18 years.

Strong Growth
Characteristics
Growth companies have earnings expectations that exceed those of the stock market as a whole. We search for growth companies with:

 .   Favorable financial characteristics

 .   High returns on invested capital

 .   Dominant market shares for core service or product

 .   Recurring revenue streams

 .   Solid brand franchises

 .   Management committed to maximizing shareholder returns

Result
A diversified portfolio of stocks with strong long-term growth potential.

GOLDMAN SACHS STRATEGIC GROWTH FUND

    The Goldman Sachs Advantage


    Founded in 1869, Goldman, Sachs & Co. is a premier financial services firm traditionally known on Wall Street and around the world for its institutional expertise.


               Today, the firm's Asset Management Division provides individual investors the opportunity to tap the resources of a global institutional powerhouse -- and put this expertise to work in their individual portfolios.


               What Sets Goldman Sachs Funds Apart?


                                       1
                           ---------------------------
                           Resources and Relationships
                           ---------------------------

               Our porfolio management teams are located on-site, around the world, in New York, London, Tokyo and Singapore. Their understanding of local economies, markets, industries and cultures helps deliver what many investors want: access to global investment opportunities and consistent, risk-adjusted performance.


                                       2
                                -----------------
                                In-Depth Research
                                -----------------

               Our portfolio management teams make on-site visits to hundreds of companies each month, then construct selective portfolios with an emphasis on their best ideas. Our teams also have access to Goldman, Sachs & Co.'s Global Investment Research Department.


                                       3
                                 ---------------
                                 Risk Management
                                 ---------------


               In this, our institutional heritage is clear. Institutions, as well as many individual investors, often look to us to manage the risks of global investing over time in different market environments.

          To learn more about the Goldman Sachs Family of Funds, call your investment professional today.

                                             GOLDMAN SACHS STRATEGIC GROWTH FUND
Statement of Investments
August 31, 1999

  Shares Description                                  Value
 Common Stocks - 89.8%
  Banks - 3.8%
   8,950 Citigroup, Inc.                         $   397,716
   5,900 State Street Corp.                          353,262
   2,500 Wells Fargo & Co.                            99,531
                                                 -----------
                                                     850,509
 -----------------------------------------------------------
  Chemical - 0.4%
   1,492 Du Pont (E.I.) de Nemours & Co.              94,556
 -----------------------------------------------------------
  Computer Hardware - 5.6%
   6,500 Cisco Systems, Inc.*                        440,781
   3,500 EMC Corp.*                                  210,000
   2,600 International Business Machines, Inc.       323,863
   3,400 Sun Microsystems, Inc.*                     270,300
                                                 -----------
                                                   1,244,944
 -----------------------------------------------------------
  Computer Software - 4.3%
   2,500 CheckFree Holdings Corp.*                    73,125
   9,500 Microsoft Corp. *                           879,344
                                                 -----------
                                                     952,469
 -----------------------------------------------------------
  Consumer Services - 2.1%
  15,000 Service Corp. International                 207,188
   5,900 Valassis Communications, Inc.*              258,125
                                                 -----------
                                                     465,313
 -----------------------------------------------------------
  Drugs - 10.6%
   6,800 American Home Products Corp.                282,200
   7,700 Bristol-Myers Squibb Co.                    541,887
   1,800 Eli Lilly & Co.                             134,325
   1,400 Merck & Co.                                  94,063
  12,500 Pfizer, Inc.                                471,875
   7,700 Schering-Plough Corp.                       404,731
   6,300 Warner-Lambert Co.                          417,375
                                                 -----------
                                                   2,346,456
 -----------------------------------------------------------
  Electronics Equipment - 2.4%
   2,700 QUALCOMM, Inc.*                             518,906
 -----------------------------------------------------------
  Electrical Utilities - 3.0%
  11,000 AES Corp.*                                  667,562
 -----------------------------------------------------------
  Energy Resources - 0.3%
   2,088 Conoco, Inc. Class B                         56,115
 -----------------------------------------------------------
  Environmental Services - 0.2%
   2,100 Waste Management, Inc.                       45,806
 -----------------------------------------------------------
  Financial Services - 5.6%
   9,000 Federal Home Loan Mortgage Corp.            463,500
   7,700 Federal National Mortgage Association       478,362
  12,200 MBNA Corp.                                  301,188
                                                 -----------
                                                   1,243,050
 -----------------------------------------------------------

  Shares Description                                              Value
 Common Stocks - (continued)
  Food & Beverage - 4.4%
   6,100 Coca-Cola Co.                                       $   364,856
   8,000 Nabisco Group Holdings Corp.                            142,000
   5,200 Pepsico, Inc.                                           177,450
   3,800 William Wrigley Jr. Co.                                 297,588
                                                             -----------
                                                                 981,894
 -----------------------------------------------------------------------
  Heavy Electrical - 1.9%
   3,800 General Electric Co.                                    426,788
 -----------------------------------------------------------------------
  Home Products - 6.5%
   7,700 Avon Products, Inc.                                     337,837
   8,700 Colgate Palmolive Co.                                   465,450
   4,600 Procter & Gamble Co.                                    456,550
   6,800 Ralston-Ralston Purina Group                            187,000
                                                             -----------
                                                               1,446,837
 -----------------------------------------------------------------------
  Hotel - 1.6%
   8,300 Marriott International, Inc.                            284,275
   2,700 Starwood Hotels & Resorts Worldwide, Inc. Class B        64,294
                                                             -----------
                                                                 348,569
 -----------------------------------------------------------------------
  Information Services - 3.3%
   2,708 At Home Corp. Series A*                                 108,658
   9,700 First Data Corp.                                        426,800
   3,500 Outdoor Systems Co.*                                    113,094
     700 VeriSign, Inc.*                                          75,819
                                                             -----------
                                                                 724,371
 -----------------------------------------------------------------------
  Leisure - 0.2%
  1,900  Hasbro, Inc.                                             46,431
 -----------------------------------------------------------------------
  Media - 13.2%
   7,100 AH Belo Corp.                                           134,456
  22,600 AT&T Corp.-Liberty Media Group*                         723,200
   9,800 CBS, Inc.*                                              460,600
   2,700 Comcast Corp.                                            88,088
   1,200 EchoStar Communications Corp.*                          100,350
   4,100 Infinity Broadcasting Corp.*                            110,956
   8,300 MediaOne Group, Inc. *                                  545,725
   3,500 The Walt Disney Co.                                      97,125
  11,000 Time Warner, Inc.                                       652,437
                                                             -----------
                                                               2,912,937
 -----------------------------------------------------------------------
  Medical Products - 1.3%
   2,700 Johnson & Johnson                                       276,075
 -----------------------------------------------------------------------
  Oil Services - 1.4%
   4,500 Schlumberger Ltd.                                       300,375
 -----------------------------------------------------------------------
  Property Insurance - 2.8%
   6,300 AMBAC Financial Group, Inc.                             332,719
   3,200 American International Group, Inc.                      296,600
                                                             -----------
                                                                 629,319
 -----------------------------------------------------------------------

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC GROWTH FUND
Statement of Investments
August 31, 1999


  Shares Description                               Value
 Common Stocks - (continued)
  Publishing - 2.9%
   4,500 Gannett Co.                          $   305,719
   5,200 New York Times Co.                       203,125
   1,400 Tribune Co.                              130,637
                                              -----------
                                                  639,481
 --------------------------------------------------------
  Semiconductors - 2.4%
   6,500 Intel Corp.                              534,219
 --------------------------------------------------------
  Specialty Retail - 6.7%
   6,300 CVS Corp.                                262,631
   4,800 Home Depot, Inc.                         293,400
   4,500 Tandy Corp.                              212,625
   8,600 Wal-Mart Stores, Inc.                    381,088
  14,000 Walgreen Co.                             324,625
                                              -----------
                                                1,474,369
 --------------------------------------------------------
  Telephone - 2.1%
   6,100 MCI Worldcom, Inc.*                      462,075
 --------------------------------------------------------
  Wireless - 0.8%
   1,800 Sprint Corp. (PCS Group) Series 1*       107,550
   1,000 Telephone & Data Systems, Inc.            69,625
                                              -----------
                                                  177,175
 --------------------------------------------------------
  TOTAL COMMON STOCKS
  (Cost $20,170,418)                          $19,866,601
 --------------------------------------------------------

  Principal                   Interest Maturity
  Amount                      Rate     Date            Value
 Repurchase Agreement - 8.1%
  Joint Repurchase Agreement
  $1,800,000                   5.52%   09/01/1999 $ 1,800,000
 ------------------------------------------------------------
  TOTAL REPURCHASE AGREEMENT
  (Cost $1,800,000)                               $ 1,800,000
 ------------------------------------------------------------
  TOTAL INVESTMENTS
  (Cost $21,970,418)                              $21,666,601
 ------------------------------------------------------------

 * Non-income producing security.

 The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

The accompanying notes are an integral part of these financial statements.

                                             GOLDMAN SACHS STRATEGIC GROWTH FUND
Statement of Assets and Liabilities
August 31, 1999
 Assets:

  Investment in securities, at value (identified cost
  $21,970,418)                                                    $21,666,601
  Cash                                                                213,713
  Receivables:
  Investment securities sold                                           47,623
  Dividends and interest                                                9,440
  Fund shares sold                                                  1,574,010
  Reimbursement from investment adviser                               188,359
 -----------------------------------------------------------------------------
  Total assets                                                     23,699,746
 -----------------------------------------------------------------------------

 Liabilities:

  Payables:
  Investment securities purchased                                   1,328,739
  Amounts owed to affiliates                                           22,776
  Accrued expenses and other liabilities                              213,411
 -----------------------------------------------------------------------------
  Total liabilities                                                 1,564,926
 -----------------------------------------------------------------------------

 Net Assets:

  Paid-in capital                                                  22,510,097
  Accumulated undistributed net investment income                       2,182
  Accumulated net realized loss from investment transactions          (73,642)
  Net unrealized loss on investments                                 (303,817)
 -----------------------------------------------------------------------------
  NET ASSETS                                                      $22,134,820
 -----------------------------------------------------------------------------
  Net asset value, offering and redemption price per share:(a)
   Class A                                                        $     10.06
   Class B                                                        $     10.04
   Class C                                                        $     10.05
   Institutional                                                  $     10.07
   Service                                                        $     10.06
 -----------------------------------------------------------------------------
  Shares outstanding:
   Class A                                                          1,031,250
   Class B                                                            338,028
   Class C                                                            237,714
   Institutional                                                      594,127
   Service                                                                150
 -----------------------------------------------------------------------------
  Total shares outstanding, $.001 par value (unlimited number of
  shares authorized)                                                2,201,269
 -----------------------------------------------------------------------------

 (a) Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A shares is $10.65. At redemption, Class B and Class C shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.
      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC GROWTH FUND
Statement of Operations
For the Period Ended August 31, 1999(a)

  Investment income:
  Dividends                                                    $  18,353
  Interest                                                        19,206
 ------------------------------------------------------------------------
  Total income                                                    37,559
 ------------------------------------------------------------------------
  Expenses:
  Registration fees                                              136,700
  Custodian fees                                                  69,516
  Professional fees                                               34,741
  Management fees                                                 29,606
  Printing fees                                                   28,000
  Distribution and service fees(b)                                 6,989
  Transfer agent fees(c)                                           3,326
  Service share fees                                                   2
  Other                                                           34,999
 ------------------------------------------------------------------------
  Total expenses                                                 343,879
 ------------------------------------------------------------------------
  Less -- expenses reimbursed                                   (303,839)
 ------------------------------------------------------------------------
  Net expenses                                                    40,040
 ------------------------------------------------------------------------
  NET INVESTMENT LOSS                                             (2,481)
 ------------------------------------------------------------------------
  Realized and unrealized loss on investment transactions:
  Net realized loss from:
   Investment transactions                                       (73,642)
  Net change in unrealized loss on:
   Investments                                                  (303,817)
 ------------------------------------------------------------------------
  Net realized and unrealized loss on investment transactions   (377,459)
 ------------------------------------------------------------------------
  NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS         $(379,940)
 ------------------------------------------------------------------------

 (a) Commencement date of operations was May 24, 1999 for all share classes.
 (b) Class A, Class B and Class C had distribution and service fees of $2,430, $2,398 and $2,161, respectively.
 (c) Class A, Class B, Class C, Institutional Class and Service Class had transfer agent fees of $1,845, $456, $411, $613 and $1, respectively.
The accompanying notes are an integral part of these financial statements.

                                             GOLDMAN SACHS STRATEGIC GROWTH FUND
Statement of Changes in Net Assets
For the Period Ended August 31, 1999(a)

  From operations:
  Net investment loss                                           $    (2,481)
  Net realized loss from investment transactions                    (73,642)
  Net change in unrealized loss on investments                     (303,817)
 ---------------------------------------------------------------------------
  Net decrease in net assets resulting from operations             (379,940)
 ---------------------------------------------------------------------------
  From share transactions:
  Proceeds from sales of shares                                  22,791,503
  Reinvestment of dividends and distributions                            --
  Cost of shares repurchased                                      (276,743)
 ---------------------------------------------------------------------------
  Net increase in net assets resulting from share transactions   22,514,760
 ---------------------------------------------------------------------------
  TOTAL INCREASE                                                 22,134,820
 ---------------------------------------------------------------------------
  Net assets:
  Beginning of period                                                    --
 ---------------------------------------------------------------------------
  End of period                                                 $22,134,820
 ---------------------------------------------------------------------------
  Accumulated undistributed net investment income               $     2,182
 ---------------------------------------------------------------------------

 (a) Commencement date of operations was May 24, 1999 for all share classes.
      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC GROWTH FUND
Notes to Financial Statements
August 31, 1999
 1. ORGANIZATION

 Goldman Sachs Trust (the "Trust") is a Delaware business trust registered un-der the Investment Company Act of 1940 (as amended) as an open-end, manage-ment investment company. The Trust includes the Goldman Sachs Strategic Growth Fund (the "Fund"). The Fund is a diversified portfolio offering five classes of shares -- Class A, Class B, Class C, Institutional and Service. The Fund commenced operations on May 24, 1999.

 2. SIGNIFICANT ACCOUNTING POLICIES

 The following is a summary of the significant accounting policies consist-ently followed by the Fund. The preparation of financial statements in con-formity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.

 A. Investment Valuation -- Investments in securities traded on a U.S. or for-eign securities exchange or the NASDAQ system are valued daily at their last sale or closing price on the principal exchange on which they are traded. If no sale occurs, securities are valued at the last bid price. Debt securities are valued at prices supplied by independent pricing services, broker / deal-er-supplied valuations or matrix pricing systems. Unlisted equity and debt securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. Short-term debt obligations maturing in sixty days or less are valued at am-ortized cost. Securities for which quotations are not readily available are valued at fair value using methods approved by the Trust's Board of Trustees.

 B. Security Transactions and Investment Income -- Security transactions are recorded as of the trade date. Realized gains and losses on sales of portfo-lio securities are calculated using the identified-cost basis. Dividend in-come is recorded on the ex-dividend date. Dividends for which the Fund has the choice to receive either cash or stock are recognized as investment in-come in an amount equal to the cash dividend. Interest income is recorded on the basis of interest accrued, premium amortized and discount earned.

 C. Foreign Currency Translations -- The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valua-tions, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates; and (ii) purchases and sales of foreign invest-ments, income and expenses are converted into U.S. dollars based upon cur-rency exchange rates prevailing on the respective dates of such transactions.
   Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and hold-ings of foreign currencies; (ii) currency gains and losses between trade date and settlement date on investment securities transactions and forward ex-change contracts; and (iii) gains and losses from the difference between amounts of dividends and interest recorded and the amounts actually received.

 D. Short Securities Positions -- The Fund may enter into covered short sales. Short securities positions are accounted for at cost and subsequently marked-to-market to reflect the current market value of the position. The market value of the short position is recorded as a liability on the Fund's records and any difference between this market value and the sales proceeds is re-ported as an unrealized gain or loss. Gains and losses are realized when a short position is closed out by delivering securities back to the broker.

 E. Option Accounting Principles -- When the Fund writes call or put options, an amount equal to the premium received is recorded as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a written option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss without regard to any unrealized gain or loss on the underlying security, and the li-ability related to such option is extinguished. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security, and the proceeds of the sale are increased by the premium origi-nally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchases upon exercise. There is a risk of loss from a change in value of such options which may exceed the related premiums received.
   Upon the purchase of a call option or a protective put option by the Fund, the premium paid is recorded as an investment and subsequently marked-to-mar-ket to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, de-pending on whether the sale proceeds for the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a pur-chased put option, the Fund will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by

                                             GOLDMAN SACHS STRATEGIC GROWTH FUND
 the premium originally paid. If the Fund exercises a purchased call option, the cost of the security which the Fund purchases upon exercise will be in-creased by the premium originally paid.

 F. Segregation Transactions -- The Fund may enter into certain derivative transactions to seek to increase total return. Forward foreign currency ex-change contracts, futures contracts, written options, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into these transactions, the Fund is required to segregate liquid assets on the accounting records equal to or greater than the market value of the corresponding transactions.

 G. Federal Taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provision is required.
   The characterization of distributions to shareholders for financial report-ing purposes is determined in accordance with income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying fi-nancial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, de-pending on the type of book/tax differences that may exist.
   The Fund had approximately $69,000 at August 31, 1999 (the Fund's tax year-end) of capital loss carry forward expiring in 2007 for federal tax purposes. This amount is available to be carried forward to offset future capital gains to the extent permitted by applicable laws or regulations.
   At August 31, 1999 the aggregate cost of portfolio securities for federal income tax purposes is $21,975,389. Accordingly, the gross unrealized gain on investments was $733,265 and the gross unrealized loss on investments was $1,042,053 resulting in a net unrealized loss of $308,788.

 H. Expenses -- Expenses incurred by the Trust that do not specifically relate to an individual fund of the Trust are allocated to the funds on a straight-line or pro rata basis depending upon the nature of the expense.
   Class A, Class B and Class C shareholders of the Fund bear all expenses and fees relating to their respective Distribution and Service plans. Sharehold-ers of Service shares bear all expenses and fees paid to service organiza-tions. Each class of shares of the Fund separately bears its respective class-specific transfer agency fees.

 3. AGREEMENTS

 Pursuant to the Investment Management Agreement (the "Agreement"), Goldman Sachs Asset Management ("GSAM"), a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as the investment adviser to the Fund. Under the Agreement, the adviser, subject to the general supervision of the Trust's Board of Trustees, manages the Fund's portfolio. As compensation for the services rendered pursuant to the Agreement, the assumption of the ex-penses related thereto and administering the Fund's business affairs, includ-ing providing facilities, the adviser is entitled to a fee, computed daily and payable monthly, at an annual rate equal to 1.00% of the average daily net assets of the Fund.
   The adviser has voluntarily agreed to limit certain "Other Expenses" of the Fund (excluding management fees, distribution and service fees, transfer agent fees, taxes, interest, brokerage, litigation, Service share fees, in-demnification costs and other extraordinary expenses) to the extent such ex-penses exceed, on an annual basis, 0.00% of the average daily net assets of the Fund. For the period ended August 31, 1999, Goldman Sachs reimbursed ap-proximately $304,000.
   The Trust, on behalf of the Fund, has adopted Distribution and Service Plans. Under the Distribution and Service Plans, Goldman Sachs and/or autho-rized dealers are entitled to a monthly fee from the Fund for distribution and shareholder maintenance services equal, on an annual basis, to .25%, 1.00% and 1.00% of the Fund's average daily net assets attributable to Class A, Class B and Class C shares, respectively.
   Goldman Sachs serves as the distributor of shares of the Fund pursuant to Distribution Agreements. Goldman Sachs may receive a portion of the Class A sales load and Class B and Class C contingent deferred sales charges and has advised the Fund that it retained approximately $68,000 for the period ended August 31, 1999.
   Goldman Sachs also serves as the transfer agent of the Fund for a fee. The fees charged for such transfer agency services are calculated daily and pay-able monthly at an annual rate as follows: .19% of the average daily net as-sets for Class A, Class B and Class C shares and .04% of the average daily net assets for Institutional and Service shares.
   The Trust, on behalf of the Fund, has adopted a Service Plan. This plan al-lows for Service shares to compensate service organizations for providing va-rying levels of account administration and shareholder liaison services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations in an amount up to .50% (on an annualized basis), of the average daily net asset value of the Service shares.
   As of August 31, 1999, the amounts owed to affiliates were approximately $16,000, $5,000 and $2,000 for management, distribution and service and transfer agent fees, respectively.

GOLDMAN SACHS STRATEGIC GROWTH FUND
Notes to Financial Statements (continued)
August 31, 1999
 4. PORTFOLIO SECURITIES TRANSACTIONS

 Purchases and proceeds of sales or maturities of securities (excluding short-term investments) for the period ended August 31, 1999, were $21,010,239 and $766,179, respectively.
   The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices, currency exchange rates or to seek to in-crease total return. Upon entering into a futures contract, the Fund is re-quired to deposit with a broker or the Fund's custodian bank an amount of cash or securities equal to the minimum "initial margin" requirement of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund daily, depending on the daily fluctuations in the value of the contracts, and are recorded for finan-cial reporting purposes as unrealized gains or losses. When contracts are closed, the Fund realizes a gain or loss which is reported in the Statement of Operations.
   The use of futures contracts involve, to varying degrees, elements of mar-ket risk which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures contract may not di-rectly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Fund's hedging strategies and po-tentially result in a loss. At August 31, 1999, there were no open futures contracts.

 5. LINE OF CREDIT FACILITY

 The Fund participates in a $250,000,000 uncommitted and a $250,000,000 com-mitted, unsecured revolving line of credit facility. Under the most restric-tive arrangement, the Fund must own securities having a market value in excess of 400% of the total bank borrowings. These facilities are to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the Federal Funds rate. The committed facility also requires a fee to be paid to the Fund based on the amount of the commitment which has not been utilized. During the period ended August 31, 1999, the Fund did not have any borrowings under these facilities.

 6. REPURCHASE AGREEMENTS

 During the term of a repurchase agreement, the value of the underlying secu-rities, including accrued interest, is required to equal or exceed the value of the repurchase agreement. The underlying securities for all repurchase agreements are held in safekeeping at the Fund's custodian.

 7. JOINT REPURCHASE AGREEMENT ACCOUNT

 The Fund, together with other registered investment companies having manage-ment agreements with GSAM or its affiliates, transfers uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements.
   At August 31, 1999, the Fund had an undivided interest in the repurchase agreements in the joint account which equaled $1,800,000 in principal amount. At August 31, 1999, the following repurchase agreements held in this joint account were fully collateralized by Federal Agency obligations:

                                    Principal    Interest   Maturity    Amortized
          Repurchase Agreements       Amount       Rate       Date         Cost
 -----------------------------------------------------------------------------------
  Banc of America
  Securities LLC                  $1,300,000,000     5.52% 09/01/1999 $1,300,000,000
 -----------------------------------------------------------------------------------
  Bear Stearns & Co.,
  Inc.                               300,000,000     5.51  09/01/1999    300,000,000
 -----------------------------------------------------------------------------------
  Deutsche Bank
  Securities, Inc.                 1,006,800,000     5.50  09/01/1999  1,006,800,000
 -----------------------------------------------------------------------------------
  Lehman Brothers,
  Inc.                               300,000,000     5.65  09/01/1999    300,000,000
 -----------------------------------------------------------------------------------
  Salomon Smith
  Barney Holdings,
  Inc.                               200,000,000     5.50  09/01/1999    200,000,000
 -----------------------------------------------------------------------------------
   TOTAL JOINT REPURCHASE AGREEMENT ACCOUNT                           $3,106,800,000
 -----------------------------------------------------------------------------------

                                             GOLDMAN SACHS STRATEGIC GROWTH FUND

 8. CERTAIN RECLASSIFICATIONS AND OTHER MATTERS

 In accordance with Statement of Position 93-2, the Fund has reclassified $4,663 from paid-in capital to accumulated undistributed net investment in-come. This reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.
   As of August 31, 1999, the Goldman Sachs Group was the beneficial owner of approximately 23% of the outstanding share of the Fund.

 9. SUMMARY OF SHARE TRANSACTIONS

 Share activity for the period ended August 31, 1999 is as follows (a):

                                                   Shares      Dollars
                                               ------------------------
 Class A Shares
 Shares sold                                   $1,045,628  $10,768,656
 Reinvestments of dividends and distributions          --           --
 Shares repurchased                               (14,378)    (145,441)
                                               ------------------------
                                                1,031,250   10,623,215
 ----------------------------------------------------------------------
 Class B Shares
 Shares sold                                      351,153    3,596,720
 Reinvestments of dividends and distributions          --           --
 Shares repurchased                               (13,125)    (131,280)
                                               ------------------------
                                                  338,028    3,465,440
 ----------------------------------------------------------------------
 Class C Shares
 Shares sold                                      237,714    2,435,567
 Reinvestments of dividends and distributions          --           --
 Shares repurchased                                    --           (2)
                                               ------------------------
                                                  237,714    2,435,565
 ----------------------------------------------------------------------
 Institutional Shares
 Shares sold                                      594,129    5,989,060
 Reinvestments of dividends and distributions          --           --
 Shares repurchased                                    (2)         (20)
                                               ------------------------
                                                  594,127    5,989,040
 ----------------------------------------------------------------------
 Service Shares
 Shares sold                                          150        1,500
 Reinvestments of dividends and distributions          --           --
 Shares repurchased                                    --           --
                                               ------------------------
                                                      150        1,500
 ----------------------------------------------------------------------
 NET INCREASE                                   2,201,269  $22,514,760
 ----------------------------------------------------------------------

 (a) Commencement date of operations was May 24, 1999 for all share classes.

GOLDMAN SACHS STRATEGIC GROWTH FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout the Period

                                           Income from
                                    investment operations(a)        Distributions to shareholders
                                   ----------------------------- ------------------------------------
                         Net asset    Net                                   In excess
                          value,   investment                     From net    of net                  Net increase
                         beginning   income     Net realized and investment investment    From net    in net asset
                         of period   (loss)     unrealized gain    income     income   realized gains    value
 FOR THE PERIOD ENDED AUGUST 31,
  1999 - Class A Shares
  (commenced May 24)      $10.00     $  --           $0.06          $--        $--          $--          $0.06
  1999 - Class B Shares
  (commenced May 24)       10.00     (0.03)(e)        0.07(e)        --         --           --           0.04
  1999 - Class C Shares
  (commenced May 24)       10.00     (0.03)(e)        0.08(e)        --         --           --           0.05
  1999 - Institutional
  Shares (commenced May
  24)                      10.00      0.01            0.06           --         --           --           0.07
  1999 - Service Shares
  (commenced May 24)       10.00     (0.01)           0.07           --         --           --           0.06
------------------------------------------------------------------------------------------------------------------

(a) Includes the balancing effect of calculating per share amounts.
(b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
(c) Annualized.
(d) Not annualized.
(e) Calculated based on the average shares outstanding methodology.
The accompanying notes are an integral part of these financial statements.

                                             GOLDMAN SACHS STRATEGIC GROWTH FUND

                                                                              Ratios assuming no voluntary waiver of
                                                                                    fees or expense limitations
                                                                             -----------------------------------------
                            Net assets                         Ratio of
   Net asset                at end of       Ratio of        net investment        Ratio of             Ratio of        Portfolio
   value, end     Total       period    net expenses to    income (loss) to     expenses to     net investment loss to turnover
   of period    return(b)   (in 000s)  average net assets average net assets average net assets  average net  assets     rate
     $10.06       0.60%(d)   $10,371          1.44%(c)          (0.17)%(c)         11.70%(c)            (10.43)%(c)      6.98%(d)
      10.04       0.40(d)      3,393          2.19(c)           (0.97)(c)          12.45(c)             (11.23)(c)       6.98(d)
      10.05       0.50(d)      2,388          2.19(c)           (0.99)(c)          12.45(c)             (11.25)(c)       6.98(d)
      10.07       0.70(d)      5,981          1.04(c)            0.24(c)           11.30(c)             (10.02)(c)       6.98(d)
      10.06       0.60(d)          2          1.54(c)           (0.24)(c)          11.80(c)             (10.50)(c)       6.98(d)
---------------------------------------------------------------------------------------------------------------------------------



 Goldman Sachs Strategic Growth Fund -- Tax Information (unaudited)

   During the tax year ended August 31, 1999, 100% of the ordinary income div-idends paid from net investment income by the Fund qualify for the dividends received deduction available to corporations.

GOLDMAN SACHS STRATEGIC GROWTH FUND
Report of Independent Public Accountants
 To the Shareholders and Board of Trustees ofGoldman Sachs Trust -- Strategic Growth Fund:

 We have audited the accompanying statement of assets and liabilities of Goldman Sachs Strategic Growth Fund, one of the portfolios constituting Goldman Sachs Trust -- Equity Funds (a Delaware Business Trust), including the statement of investments, as of August 31, 1999, and the related state-ment of operations, the statement of changes in net assets and the financial highlights for the period presented. These financial statements and the fi-nancial highlights are the responsibility of the Fund's management. Our re-sponsibility is to express an opinion on these financial statements and the financial highlights based on our audit.

 We conducted our audit in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the finan-cial statements. Our procedures included confirmation of securities owned as of August 31, 1999, by correspondence with the custodian and brokers. An au-dit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

 In our opinion, the financial statements and the financial highlights re-ferred to above present fairly, in all material respects, the financial posi-tion of Goldman Sachs Strategic Growth Fund as of August 31, 1999, the results of its operations, the changes in its net assets and the financial highlights for the period presented, in conformity with generally accepted accounting principles.

                                   ARTHUR ANDERSEN LLP
 Boston, Massachusetts
 October 8, 1999

                                                      GOLDMAN SACHS FUND PROFILE


Goldman Sachs Strategic Growth Fund


               An Investment Idea for the Long Term

               Historically, stocks have demonstrated greater potential to build wealth over the long term than most other types of investments.

               Goldman Sachs Strategic Growth Fund provides investors access to the benefits associated with equity investing. The Fund seeks long-term capital growth, primarily through a diversified portfolio of equity securities with long-term capital appreciation potential.

               Target Your Needs

               The Goldman Sachs Strategic Growth Fund has a distinct investment objective and a defined place on the risk/return spectrum. As your investment objectives change, you can exchange shares within Goldman Sachs Funds without any additional charge.* (Please note: in general, greater returns are associated with greater risk.)


               -----------------------------------------------------------------
               Goldman Sachs Funds

               Goldman Sachs Funds offers more than 30 investment options for global diversification across borders, investment styles, asset classes and security capitalizations.

                            [GRAPHIC APPEARS HERE]


               For More Information

               To learn more about the Goldman Sachs Strategic Growth Fund and other Goldman Sachs Funds, call your investment professional today.

               * The exchange privilege is subject to termination and its terms are subject to change.

GOLDMAN SACHS ASSET MANAGEMENT 32 OLD SLIP, 17TH FLOOR, NEW YORK, NEW YORK 10005

TRUSTEES                                OFFICERS
Ashok N. Bakhru, Chairman          Douglas C. Grip, President
David B. Ford                      Jesse H. Cole, Vice President
Douglas C. Grip                    James A. Fitzpatrick, Vice President
John P. McNulty                    Nancy L. Mucker, Vice President
Mary P. McPherson                  John M. Perlowski, Treasurer
Alan A. Shuch                      Adrien E. Deberghes, Jr., Assistant Treasurer
Jackson W. Smart, Jr.              Philip V. Giuca, Jr., Assistant Treasurer
William H. Springer                Michael J. Richman, Secretary
Richard P. Stubel                  Howard B. Surloff, Assistant Secretary
                                   Valerie A. Zondorak, Assistant Secretary


GOLDMAN SACHS
Investment Adviser,
Distributor and Transfer Agent

Visit our internet address: www.gs.com/funds







This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Investors should read the Prospectus carefully before investing or sending money.

The Strategic Growth Fund's foreign investments may be more volatile than an investment in U.S. securities and are subject to the risks of currency fluctuations and political developments.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Copyright 1999 Goldman, Sachs & Co. All rights reserved.
Date of first use:  October 15, 1999                           STGRAR/8.5K/10-99